UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Paula M. SeGuin

does hereby authorize Lisa Proch or Jonathan Hatch, individually, to sign as her agent on this registration statement and on any and all initial filings filed on April 19, 2018 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Life Insurance Company of New York and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Paula M. SeGuin	Dated as of April 19, 2018
Paula M. SeGuin
Chief Executive Officer, President,
Director

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Melissa J. T. Hall

does hereby authorize Lisa Proch or Jonathan Hatch, individually, to sign as her agent on this registration statement and on any and all initial filings filed on April 19, 2018 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Life Insurance Company of New York and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Melissa J. T. Hall	Dated as of April 19, 2018
Melissa J. T. Hall
Assistant Treasurer, Director

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Terry J. Kryshak

does hereby authorize Lisa Proch or Jonathan Hatch, individually, to sign as his agent on this registration statement and on any and all initial filings filed on April 19, 2018 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Life Insurance Company of New York and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Terry Kryshak	Dated as of April 19, 2018
Terry J. Kryshak
Director

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Larry M. Cains

does hereby authorize Lisa Proch or Jonathan Hatch, individually, to sign as his agent on this registration statement and on any and all initial filings filed on April 19, 2018 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Life Insurance Company of New York and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Larry M. Cains	Dated as of April 19, 2018
Larry M. Cains
Director

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Tamrha V. Mangelsen

does hereby authorize Lisa Proch or Jonathan Hatch, individually, to sign as her agent on this registration statement and on any and all initial filings filed on April 19, 2018 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Life Insurance Company of New York and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Tamrha V. Mangelsen	Dated as of April 19, 2018
Tamrha V. Mangelsen
Treasurer, Chief Financial Officer

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Esther L. Nelson

does hereby authorize Lisa Proch or Jonathan Hatch, individually, to sign as her agent on this registration statement and on any and all initial filings filed on April 19, 2018 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Life Insurance Company of New York and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Esther L. Nelson	Dated as of April 19, 2018
Esther L. Nelson
Director

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Julie Cosio

does hereby authorize Lisa Proch or Jonathan Hatch, individually, to sign as her agent on this registration statement and on any and all initial filings filed on April 19, 2018 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Life Insurance Company of New York and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Julie Cosio	Dated as of April 19, 2018
Julie Cosio
Chairman of the Board, Vice President

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Eric Kurzrok

does hereby authorize Lisa Proch or Jonathan Hatch, individually, to sign as his agent on this registration statement and on any and all initial filings filed on April 19, 2018 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Life Insurance Company of New York and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Eric Kurzrok	Dated as of April 19, 2018
Eric Kurzrok
Director